Exhibit 99.2

SUN BANCORP INC.

Consolidated Balance Sheet

(Unaudited)

(In Thousands, Except Share Data)	June 2004	June 2003	% Change

ASSETS

Cash and due from other financial institutions	$22,482	$29,504	-23.8%
Interest-bearing deposits in other financial institutions	2,263	16,919	-86.6%

Total cash and cash equivalents	24,745	46,423	-46.7%

Investment securities, available for sale, at fair market value	229,601	235,212	-2.4%

Loans and leases, net of unearned income	675,197	653,946	3.2%
Less: allowance for loan and lease losses	8,734	7,342	19.0%

Loans and leases, net	666,463	646,604	3.1%

Bank premises and equipment, net	32,413	19,712	64.4%
Goodwill	36,163	29,848	21.2%
Intangibles with finite lives	5,484	4,184	31.1%
Intangibles, other	147	—	N/A
Accrued interest	3,352	3,505	-4.4%
Bank-owned life insurance	33,817	32,604	3.7%
Other assets	13,492	9,322	44.7%

Total assets	$1,045,677	$1,027,414	1.8%

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits:
Noninterest-bearing	$67,195	$64,671	3.9%
Interest-bearing	577,242	583,758	-1.1%

Total deposits	644,437	648,429	-0.6%

Short-term borrowings	43,633	24,699	76.7%
Long-term borrowings, Federal Home Loan Bank	224,110	230,652	-2.8%
Long-term borrowings, other	11,900	16,900	-29.6%
Subordinated debentures	18,078	18,866	-4.2%
Accrued interest and other liabilities	17,786	6,831	160.4%

Total liabilities	959,944	946,377	1.4%

Shareholders’ equity:
Common stock, no par value;	92,413	85,367	8.3%
Retained earnings (deficit)	(3,784)	(3,931)	3.7%
Accumulated other comprehensive income	(2,896)	1,525	-289.9%
Less: Treasury stock, at cost	—	(1,924)	100.0%

Total shareholders’ equity	85,733	81,037	5.8%

Total liabilities and shareholders’ equity	$1,045,677	$1,027,414	1.8%

SUN BANCORP, INC.

Consolidated Income Statement

(Unaudited)

	For The Three Months Ended June 30			For the Six Months Ended June 30
(In Thousands, Except Net Income Per Share Data)	2004	2003	% Change	2004	2003	% Change
Taxable equivalent net interest income	6,043	6,150	-1.7%	12,370	11,945	3.6%

Interest and dividend income:
Loans and leases, including fees	$9,733	$10,347	-5.9%	$19,625	$20,042	-2.1%
Investment securities
Taxable	1,718	2,251	-23.7%	3,447	4,550	-24.2%
Tax exempt	179	214	-16.4%	382	445	-14.2%
Dividends	44	95	-53.7%	90	206	-56.3%
Deposits in other financial institutions	20	39	-48.7%	33	91	-63.7%

Total interest and dividend income	11,694	12,946	-9.7%	23,577	25,334	-6.9%

Interest expense:
Deposits	2,465	3,071	-19.7%	4,812	6,198	-22.4%
Short-term borrowings	60	140	-57.1%	150	247	-39.3%
Long-term borrowings	2,899	3,346	-13.4%	5,800	6,484	-10.5%
Subordinated debentures	453	465	-2.6%	909	933	-2.6%

Total interest expense	5,877	7,022	-16.3%	11,671	13,862	-15.8%

Net interest income	5,817	5,924	-1.8%	11,906	11,472	3.8%

Provision for loan and lease losses	450	405	11.1%	885	810	9.3%

Net interest income after provision for loan & lease losses	5,367	5,519	-2.8%	11,021	10,662	3.4%

Non-interest income:
Service charges on deposit accounts	1,057	983	7.5%	2,096	1,828	14.7%
Trust income	564	203	177.8%	896	422	112.3%
Net security gains	502	1,001	-49.9%	611	2,497	-75.5%
Investment product sales	246	78	215.4%	411	102	302.9%
Bank-owned life insurance	331	317	4.4%	643	642	0.2%
Insurance subsidiary	469	340	37.9%	1,130	363	211.3%
Net gain on sale of loans	62	43	44.2%	96	304	-68.4%
Leasing fees	253	262	-3.4%	525	563	-6.7%
Other income	798	320	149.4%	1,469	716	105.2%

Total non-interest income	4,282	3,547	20.7%	7,877	7,437	5.9%

Non-interest expense:
Salaries and employee benefits	3,677	3,415	7.7%	7,170	6,581	9.0%
Net occupancy expense	442	332	33.1%	880	715	23.1%
Furniture and equipment expenses	547	503	8.7%	1,077	990	8.8%
Amortization of intangibles with finite lives	126	38	231.6%	234	38	515.8%
Other expenses	3,452	2,853	21.0%	6,402	5,380	19.0%

Total non-interest expense	8,244	7,141	15.4%	15,763	13,704	15.0%

Income before income tax provision	1,405	1,925	-27.0%	3,135	4,395	-28.7%

Income tax provision	179	235	-23.8%	400	671	-40.4%

Net income	$1,226	$1,690	-27.5%	$2,735	$3,724	-26.6%

Net income per share - Basic	$0.16	$0.23	-30.4%	$0.36	$0.52	-29.6%

Weighted average number of shares outstanding - Basic	7,689,708	7,210,518	6.6%	7,511,383	7,196,333	4.4%

Net income per share - Diluted	$0.16	$0.23	-30.4%	$0.36	$0.52	-30.8%

Weighted average number of shares outstanding - Diluted	7,721,239	7,241,897	6.6%	7,533,030	7,219,243	4.3%

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003

Operating Data

Net income	$1,226	$1,509	$983	$1,821	$1,690
Net interest income	5,817	6,089	5,829	5,973	5,924
Provision for loan losses	450	435	405	405	405
Non-interest income	4,282	3,595	3,065	3,728	3,547
Non-interest expense	8,244	7,519	7,634	7,155	7,141

Performance Statistics

Net interest margin	2.68%	2.85%	2.69%	2.70%	2.69%
Annualized return on average assets	0.47%	0.59%	0.38%	0.70%	0.66%
Annualized return on average equity	5.60%	6.87%	4.99%	9.15%	8.30%
Annualized net loan charge-offs to avg loans	0.09%	-0.14%	-0.07%	0.31%	0.15%
Net charge-offs (recoveries)	151	(246)	(120)	517	234
Efficiency ratio	84.6	77.4	80.9	78.9	83.7
Net income per employee	4	5	3	6	6

Per Share Data

Basic earnings per share	$0.16	$0.21	$0.14	$0.25	$0.23
Diluted earnings per share	0.16	0.21	0.14	0.25	0.23
Dividend declared per share	0.1815	0.1815	0.1815	0.1815	0.1815
Book value	11.13	11.66	11.03	11.01	11.24
Common stock price:
High	23.15	20.28	21.29	22.14	22.48
Low	18.79	17.87	18.36	17.80	19.60
Close	22.39	19.50	18.96	18.22	20.13
Weighted average common shares:
Basic	7,690	7,333	7,179	7,189	7,211
Fully Diluted	7,721	7,357	7,203	7,214	7,242
End-of-period common shares:
Issued	7,705	7,679	7,320	7,319	7,319
Treasury	—	—	141	141	111

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003

Financial Condition Data:
General
Total assets	$1,045,677	$1,037,218	$1,028,253	$1,033,917	$1,027,414
Loans, net	666,463	675,791	672,223	663,339	646,604
Intangibles	41,794	41,920	33,538	33,981	34,032
Total deposits	644,437	647,605	614,550	651,512	648,429
Non interest bearing	67,195	69,794	69,640	66,118	64,671

Savings	84,723	84,578	82,416	88,106	89,806
NOW	164,476	161,376	164,803	170,001	163,018
Money Market	43,877	34,472	22,461	26,726	27,887
Time Deposits	284,166	297,385	275,230	300,561	303,047
Total interest bearing deposits	577,242	577,811	544,910	585,394	583,758

Core deposits*	360,271	350,220	339,320	350,951	345,382
Trust preferred securities & subordinated debt	18,078	18,866	18,866	18,866	18,866
Shareholders’ equity	85,733	89,539	79,182	79,015	81,037
Trust assets under management	578,048	588,642	162,150	148,144	148,156

Asset Quality

Non-performing assets	$4,586	$6,033	$5,203	$4,596	$4,592
Non-performing assets to total assets	0.44%	0.58%	0.51%	0.44%	0.45%
Allowance for loan losses	8,734	8,435	7,754	7,229	7,342
Allowance for loan losses to total loans	1.29%	1.23%	1.14%	1.08%	1.12%
Allowance for loan losses to non-performing loans	245.34%	175.77%	194.97%	201.48%	204.57%
Non-performing loans to total loans	0.53%	0.70%	0.58%	0.54%	0.55%

Capitalization - Bancorp

Shareholders’ equity to total assets	8.20%	8.63%	7.70%	7.64%	7.89%

* Core deposits are defined as total deposits less time deposits

Sun Bancorp, Inc.

Distribution of Assets, Liabilities, and Shareholders’ Equity

	For the Three Months Ended						For the Year-to-Date
	June 30, 2004			June 30, 2003			June 30, 2004			June 30, 2003
(In Thousands)	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
ASSETS
Interest-earning assets:
Interest-bearing deposits	$8,603	$20	0.93%	$11,528	$39	1.36%	$7,300	$33	0.91%	$14,486	$91	1.27%
Loans (net of unearned income)	676,904	9,866	5.86%	642,585	10,463	6.53%	678,162	19,892	5.90%	624,133	20,285	6.55%
Investments:
Taxable	205,066	1,762	3.44%	243,753	2,346	3.85%	196,354	3,537	3.60%	231,458	4,756	4.11%
Tax-exempt	16,228	272	6.70%	19,597	324	6.62%	17,376	579	6.66%	19,452	675	6.94%
Total interest-earning assets	906,801	11,920	5.28%	917,463	13,172	5.76%	899,192	24,041	5.36%	889,529	25,807	5.84%

Noninterest-earning assets:

Cash and due from banks	23,708			22,245			24,127			20,761
Bank premises & equipment	32,259			18,723			30,731			17,442

Accrued interest and other assets	85,808			76,932			85,376			73,614
Less: Allowance for loan losses	(8,584)			(7,101)			(8,268)			(6,737)
Unamortized loan fees	322			218			330			212
Total assets	$1,040,314			$1,028,480			$1,031,488			$994,821

LIABILITIES AND SHAREHOLDERS’ EQUITY

Interest-bearing liabilities:

NOW Accounts	$170,215	$230	0.54%	$165,746	$350	0.85%	$166,263	$428	0.52%	$161,147	$728	0.91%
Insured Money Market Accounts	39,428	135	1.38%	28,369	98	1.39%	32,961	198	1.21%	27,072	197	1.47%
Savings deposits	84,735	69	0.33%	87,172	201	0.92%	84,008	149	0.36%	83,069	393	0.95%
Time deposits	296,870	2,031	2.75%	291,711	2,422	3.33%	292,058	4,037	2.78%	283,880	4,880	3.47%
Short-term borrowings	24,356	60	0.99%	48,081	140	1.17%	32,576	150	0.93%	40,704	247	1.22%
Subordinated debentures	18,606	453	9.74%	19,646	465	9.47%	18,736	909	9.70%	19,651	933	9.50%
Other borrowed funds	240,824	2,899	4.84%	243,318	3,346	5.52%	239,490	5,800	4.87%	233,564	6,484	5.60%
Total interest-bearing liabilities	875,034	5,877	2.70%	884,043	7,022	3.19%	866,092	11,671	2.71%	849,087	13,862	3.29%

Noninterest-bearing liabilities and shareholders’ equity:

Demand deposits	69,872			60,180			68,459			58,203
Accrued interest and other liabilities	7,824			2,798			9,151			5,603
Shareholders’ equity	87,584			81,459			87,786			81,928
Total liabilities and shareholders’ equity	$1,040,314			$1,028,480			$1,031,488			$994,821
Interest rate spread			2.58%			2.57%			2.65%			2.55%
Net interest income/margin		$6,043	2.68%		$6,150	2.69%		$12,370	2.77%		$11,945	2.71%